Exhibit 99.1

Consent of Director Nominee

Ozon Holdings PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of Ozon Holdings PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Ozon Holdings PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Elena Ivashentseva
Name: Elena Ivashentseva

Consent of Director Nominee

Ozon Holdings PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of Ozon Holdings PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Ozon Holdings PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Vladimir Chirakhov
Name: Vladimir Chirakhov

Consent of Director Nominee

Ozon Holdings PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of Ozon Holdings PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Ozon Holdings PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Emmanuel DeSousa
Name: Emmanuel DeSousa

Consent of Director Nominee

Ozon Holdings PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of Ozon Holdings PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Ozon Holdings PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Lydia Jett
Name: Lydia Jett

Consent of Director Nominee

Ozon Holdings PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of Ozon Holdings PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Ozon Holdings PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Dmitry Kamensky
Name: Dmitry Kamensky

Consent of Director Nominee

Ozon Holdings PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of Ozon Holdings PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Ozon Holdings PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Alexey Katkov
Name: Alexey Katkov

Consent of Director Nominee

Ozon Holdings PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of Ozon Holdings PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Ozon Holdings PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Charles Ryan
Name: Charles Ryan

Consent of Director Nominee

Ozon Holdings PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of Ozon Holdings PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Ozon Holdings PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Peter Sirota
Name: Peter Sirota

Consent of Director Nominee

Ozon Holdings PLC is filing a Registration Statement on Form F-1 with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of American Depositary Shares representing ordinary shares of Ozon Holdings PLC. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Ozon Holdings PLC in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Alexander Shulgin
Name: Alexander Shulgin